UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2024
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 14, 2024, Ginkgo Bioworks Holdings, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). A total of 1,704,196,250 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock”), were present or represented by proxy at the Special Meeting, representing approximately 81.05% of shares of Class A common stock and Class B common stock, entitled to vote as a single class at the Special Meeting. Each holder of Class A common stock was entitled to one (1) vote for each share held on all matters voted upon. Each holder of Class B common stock was entitled to ten (10) votes for each share held on all matters voted upon. The shareholders voted on the matters presented at the Special Meeting, and the shares present, in person or by proxy, were voted as follows:

1. Reverse Stock Split Proposal

Item 1 was to approve Article V, Section 1(c) of the Company’s Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the issued and outstanding shares of Class A common stock and Class B common stock, which would combine a whole number of outstanding shares of the Class A common stock and Class B common stock in a range of not less than one-for-twenty (1:20) shares and not more than one-for-forty (1:40) shares into one share of Class A common stock or Class B common stock, as applicable, and reduce the number of outstanding shares of Class A common stock and Class B common stock (the “Reverse Stock Split Proposal”), designated to be voted upon by the holders of Class A common stock and Class B common stock, voting together as a single class. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,702,238,373	61,748,427	1,630,748	0

Pursuant to the foregoing vote, the Reverse Stock Split Proposal was approved.

2. Officer Exculpation Proposal

Item 2 was to approve Article VIII of the Company’s Amended and Restated Certificate of Incorporation to permit officer exculpation (the “Officer Exculpation Proposal”), designated to be voted upon by the holders of Class A common stock and Class B common stock, voting together as a single class. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,043,285,631	377,594,737	75,225,525	269,511,655

Pursuant to the foregoing vote, the Officer Exculpation Proposal was approved.

3. Charter Updates Proposal

Item 3 was to approve the Company’s Amended and Restated Certificate of Incorporation, which has been updated to, among other things, remove provisions related to its merger with Soaring Eagle Acquisition Corp. and its domestication process, which are no longer relevant to its business (the “Charter Updates Proposal”), designated to be voted upon by the holders of Class A common stock and Class B common stock, voting together as a single class. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,472,896,115	19,004,772	4,205,006	269,511,655

Pursuant to the foregoing vote, the Charter Updates Proposal was approved.

Item 8.01. Other Events.

On August 15, 2024, the Board approved a reverse stock split ratio of one-for-forty (1:40) (the “Reverse Stock Split”) for the Company’s Class A common stock, Class B common stock and Class C common stock, par value $0.0001 per share (the “Class C common stock”, and together with the Class A common stock and Class B common stock, the “Common Stock”). The Company intends to file its Amended and Restated Certificate of Incorporation to effectuate the Reverse Stock Split on August 19, 2024, and following such filing, the Company expects that shares of the Class A common stock will begin trading on the New York Stock Exchange on a split-adjusted basis on August 20, 2024. Following the Reverse Stock Split, the shares of Class A common stock will continue to trade on NYSE under the symbol “DNA.” The new CUSIP number for the Class A common stock following the Reverse Stock Split will be 37611X209.

Following the effectiveness of the Reverse Stock Split, every forty shares of Common Stock issued and outstanding as of the effective date will be automatically combined into one share of such class of Common Stock without any change to the par value per share. The number of shares reserved under the Company’s equity plans and the number of shares underlying awards outstanding under the Company’s equity plans will be reduced proportionately. No fractional shares will be issued in connection with the Reverse Stock Split. Registered shareholders of Class A common stock, all shareholders of Class B common stock and all shareholders of Class C common stock who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will be entitled to receive a cash payment in lieu of such fractional shares.

Treatment of Outstanding Warrants

Proportionally in respect of the underlying Common Stock split, an adjustment to the exercise price of the Company’s warrants (the “Warrants”) and the number of shares of the Company’s Class A common stock issuable on exercise of each Warrant (the “Warrant Shares”) shall be adjusted in proportion to the Reverse Stock Split.

As of the effectiveness of the Reverse Stock Split, the exercise price to purchase one share of Class A common stock equals $460.00, or alternatively $11.50 per Warrant. Each Warrant equals one-fortieth (1/40) of one share of Class A common stock, or alternatively, 40 Warrants must be exercised for one share of Class A common stock. No fractional shares of Class A common stock will be issued upon exercise of the Warrants; therefore, a minimum of 40 Warrants must be exercised to receive any entitlement.

For the avoidance of doubt, no other amendment, modification, alteration or change will be made to the terms of the Warrants as a result of the Reverse Stock Split.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: August 15, 2024	By:	/s/ Mark Dmytruk
	Name:	Mark Dmytruk
	Title:	Chief Financial Officer